UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 22, 2026

Summit Therapeutics Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36866	37-1979717
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Brickell Key Drive, Suite 1000, Miami, FL		33131
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (305) 203-2034

Not applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, $0.01 par value per share	SMMT	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On July 22, 2026, Summit Therapeutics Inc. (the “Company”) issued a press release announcing results of an updated overall survival (“OS”) analysis from the Phase III HARMONi clinical trial (“HARMONi”). The HARMONi study is evaluating ivonescimab combined with chemotherapy compared to placebo plus chemotherapy in patients with endothelial growth factor receptor (“EGFR”)-mutated, locally advanced or metastatic non-squamous non-small cell lung cancer who were previously treated with a third-generation EGFR tyrosine kinase inhibitor.

The updated analysis that was conducted with a data cutoff date of June 2026 analyzed OS when most western patients had discontinued treatment or completed two years of treatment. This analysis showed a consistent OS trend amongst western and Asian patients as western patients were followed for additional time on study reaching median follow-up of 23.2 months; Asian patients remained locked with a median follow-up time of 32.7 months from the primary analysis. A hazard ratio of 0.76 was observed for the full population; the 0.76 hazard ratio was also observed in western patient subgroups, respectively, in this analysis. Ivonescimab continued to demonstrate an acceptable and manageable safety profile, that was consistent with previous Phase III data of ivonescimab plus chemotherapy with no additional safety signals noted. These OS results have been made available to the FDA, and more detailed data are intended to be presented at an upcoming medical conference.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release, dated July 22, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SUMMIT THERAPEUTICS INC.

Date: July 22, 2026	By:	/s/ Manmeet S. Soni
Chief Operating Officer, Chief Financial Officer and Director
(Principal Financial Officer)